Supplement dated September 26, 2008 to the
Class A Shares, Class B Shares and Class C Shares Prospectuses

May 30, 2008
VAN KAMPEN TRUST,
on behalf of its series,
Van Kampen Inflation-Linked Fixed Income Fund

Dated April 30, 2008
Van Kampen Comstock Fund
Van Kampen Harbor Fund
Van Kampen Equity and Income Fund
Van Kampen Enterprise Fund,
As previously supplemented on May 21, 2008

Dated July 31, 2008
VAN KAMPEN EQUITY TRUST,
on behalf of its series,
Van Kampen Asset Allocation Conservative Fund
Van Kampen Asset Allocation Moderate Fund
Van Kampen Asset Allocation Growth Fund
Van Kampen Core Equity Fund
Van Kampen Leaders Fund
Van Kampen Mid Cap Growth Fund
Van Kampen Utility Fund,
As previously supplemented on August 18, 2008
Van Kampen Value Opportunities Fund

Dated June 30, 2008
VAN KAMPEN EQUITY TRUST II,
on behalf of its series,
Van Kampen Core Growth Fund

Dated March 31, 2008
Van Kampen Growth and Income Fund

The Prospectus is hereby supplemented as follows:

(1) In the section entitled “Fees and Expenses of the Fund,” effective November 3, 2008, the last three line items in the “Shareholder

Fees” table are hereby deleted in their entirety and replaced with the following:

	Class A	Class B	Class C
	Shares	Shares	Shares

Redemption fee	None	None	None

Exchange fee	None	None	None

Account Maintenance (Low Balance) Fee (for accounts under $750)(6)	$12/yr	$12/yr	$12/yr

(2) Effective November 3, 2008, the footnote labeled (5) following the “Annual Fund Operating Expenses” table in the section entitled “Fees and Expenses of the Fund” is hereby deleted in its entirety.

(3) The fourth sentence of the first paragraph in the section entitled “Purchase of Shares — General” is hereby deleted in its entirety and replaced with the following:

You should discuss with your authorized dealer which share class is most appropriate for you. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features (for example, the reduced or eliminated sales charges available for purchases of Class A Shares over $50,000 of the Fund or your cumulative ownership of Participating Funds) that are designed to address a variety of needs.

(4) The following is hereby added after the second paragraph following the Class A Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class A Shares”:

Conversion feature.  Class A Shares purchased by accounts participating in certain wrap fee programs may be converted to Class I Shares of the Fund (which are offered in a separate prospectus) under certain circumstances, including such wrap fee program’s eligibility to purchase Class I Shares of the Fund. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

(5) The fifth sentence in the first paragraph after the Class B Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class B Shares” is hereby deleted in its entirety.

(6) The following is hereby added after the last sentence in the fourth paragraph after the Class B Shares Sales Charge Schedule in the section entitled “Purchase of Shares — Class B Shares”:

Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders may be charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class B Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

(7) Effective November 3, 2008, the following is hereby added after the last sentence in the fourth paragraph in the section entitled “Purchase of Shares — Class C Shares”:

Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders may be charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. See the section entitled “Financial Highlights” herein and the section entitled “Distribution and Service” in the Fund’s Statement of Additional Information.

(8) Effective November 3, 2008, the first paragraph in the section entitled “Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time.

(9) Effective November 3, 2008, the third paragraph in the section entitled “Redemption of Shares” is hereby deleted in its entirety.

(10) Effective November 3, 2008, the fourth paragraph in the section entitled “Redemption of Shares” is hereby deleted in its entirety and replaced with the following:

Certain financial intermediaries may impose a redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm’s materials carefully to learn about any other restrictions or fees that may apply.

(11) Effective November 3, 2008, the last two sentences of the first paragraph in the section entitled “Shareholder Services — Exchange privilege” are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REDFEESPT 9/08